SUMMARY PROSPECTUS

March 30, 2026

MFS® Growth Fund

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s reports to shareholders and statement of additional information, online at funds.mfs.com. You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com. The fund’s prospectus and statement of additional information, both dated March 30, 2026, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

CLASS	TICKER SYMBOL
Class A	MFEGX
Class B	MEGBX
Class C	MFECX
Class I	MFEIX
Class R1	MFELX
Class R2	MEGRX
Class R3	MFEHX
Class R4	MFEJX
Class R6	MFEKX

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, hold, and sell shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy, hold, and sell shares of the fund, which are not reflected below.

You may qualify for sales charge reductions if, with respect to Class A shares, you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers and Reductions” on page 10 and “Appendix A – Waivers and Reductions of Sales Charges” on page A-1 of the fund’s prospectus.

Shareholder Fees (fees paid directly from your investment):
Share Class	A	B	C	I	R1	R2	R3	R4	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Class	A	B	C	I	R1	R2	R3	R4	R6
Management Fee	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.06%
Total Annual Fund Operating Expenses	0.87%	1.62%	1.62%	0.62%	1.62%	1.12%	0.87%	0.62%	0.53%
Fee Reductions and/or Expense Reimbursements[1]	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.86%	1.61%	1.61%	0.61%	1.61%	1.11%	0.86%	0.61%	0.52%

# This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.

1 Massachusetts Financial Services Company (MFS) has agreed in writing to waive at least 0.01% of the fund's management fee as part of an agreement pursuant to which MFS has agreed to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least March 31, 2027.

MEG-SUM-033026

MFS Growth Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$658	$836	$1,029	$1,585
Class B Shares assuming[1]
redemption at end of period	$564	$810	$1,080	$1,720
no redemption at end of period	$164	$510	$880	$1,720
Class C Shares assuming[1]
redemption at end of period	$264	$510	$880	$1,720
no redemption at end of period	$164	$510	$880	$1,720
Class I Shares	$62	$198	$345	$773
Class R1 Shares	$164	$510	$880	$1,921
Class R2 Shares	$113	$355	$616	$1,362
Class R3 Shares	$88	$277	$481	$1,072
Class R4 Shares	$62	$198	$345	$773
Class R6 Shares	$53	$169	$295	$664

1 Shares automatically convert to Class A shares approximately eight years after purchase; therefore, the expense examples reflect Class A share expenses after eight years.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

Effective June 10, 2026, the following paragraph is added as the first paragraph of this sub-section:

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund’s net assets in growth companies. Growth companies are companies that MFS believes have above average potential with respect to the rate and duration of earnings growth compared to other companies. MFS considers a number of factors when determining a company’s growth potential, including whether (i) the issuer is included in an index that is representative of growth companies; (ii) the issuer is classified as a growth company by an independent third party financial data provider; and/or (iii) the issuer exhibits the characteristics of a growth company, considering metrics such as historical and/or projected growth rates relative to the applicable equity market. Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

MFS normally invests the fund’s assets primarily in equity securities. Equity securities include common stocks, depositary receipts, and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

Effective June 10, 2026, the following sentence is deleted in its entirety:

MFS focuses on investing the fund’s assets in the stocks of companies it believes have above average potential with respect to the rate and duration of earnings growth compared to other companies (growth companies).

While MFS may invest the fund’s assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations.

MFS may invest the fund’s assets in foreign securities.

MFS normally invests the fund's assets across different industries and sectors, but MFS may invest a significant percentage of the fund's assets in issuers in a single industry or sector.

The fund is a non-diversified fund. This means that MFS may invest a significant percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.

Effective June 10, 2026, the following sentence is added as the last paragraph of this sub-section:

For purposes of the fund's 80% policy, net assets include the amount of any borrowings for investment purposes.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, to the extent MFS considers quantitative tools in managing the fund, such tools may not produce the intended results.

Equity Market Risk/Company Risk: Equity markets are volatile and can decline significantly in response to changes in, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market. The value of an investment held by the fund may decline due to factors directly related to the issuer.

MFS Growth Fund

Growth Company Risk: The stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These factors can make foreign investments, especially those tied economically to countries with developing economies or countries subject to sanctions or the threat of new or modified sanctions, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions, and the fund's performance will be affected by the conditions in the industries, sectors, countries, and regions to which the fund is exposed. Furthermore, investments in particular industries, sectors, countries, or regions may be more volatile than the broader market as a whole.

Non-Diversification Risk: Because MFS may invest a significant percentage of the fund’s assets in a single issuer or small number of issuers, the fund’s performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of diversified funds.

Liquidity Risk: It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.

Large Shareholder Risk: From time to time, shareholders of the fund (which may include institutional investors, financial intermediaries, or other MFS funds) may make relatively large redemptions or purchases of fund shares. These transactions may cause the fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices. Redemptions of a large number of shares also may increase transaction and other costs or have adverse tax consequences for shareholders of the fund by requiring a sale of portfolio securities. Purchases of a large number of shares may adversely affect the fund's performance to the extent that it takes time to invest new cash and the fund maintains a larger cash position than it ordinarily would.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of (i) a broad measure of market performance and (ii) the performance of an additional index that the adviser believes more closely reflects the market segments in which the fund invests.

Performance information prior to July 10, 2025, reflects time periods when the fund was classified as a diversified fund. The fund was reclassified from diversified to non-diversified effective July 10, 2025. The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

During the period(s) shown in the bar chart, the highest quarterly return was 24.59% (for the calendar quarter ended June 30, 2020) and the lowest quarterly return was (19.43)% (for the calendar quarter ended June 30, 2022).

Performance Table.

Average Annual Total Returns
(For the Periods Ended December 31, 2025)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	7.69%	10.01%	14.65%
C Shares	10.32%	10.27%	14.65%
I Shares	12.31%	11.37%	15.63%
R1 Shares	11.19%	10.27%	14.48%
R2 Shares	11.75%	10.82%	15.05%
R3 Shares	12.03%	11.10%	15.34%
R4 Shares	12.31%	11.37%	15.63%
R6 Shares	12.41%	11.48%	15.73%
A Shares	5.59%	9.79%	14.66%
Returns After Taxes on Distributions
A Shares	1.87%	7.90%	13.30%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	5.90%	7.59%	12.14%
Index Comparisons (Reflects no deduction for fees, expenses, or taxes)
Russell 3000® Index	17.15%	13.15%	14.29%
Russell 1000® Growth Index	18.56%	15.32%	18.13%

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

MFS Growth Fund

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Timothy Dittmer	June 2025	Investment Officer of MFS
Eric Fischman	2002	Investment Officer of MFS
Bradford Mak	2021	Investment Officer of MFS

Effective June 1, 2026, Eric Fischman will no longer be a portfolio manager of the fund.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange (the NYSE) is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, Suite 219341, 801 Pennsylvania Avenue, Kansas City, MO 64105-1307), by mail ([Fund Name], P.O. Box 219341, Kansas City, MO 64121-9341), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R6	None	None

Purchases of Class B shares are closed to new and existing investors except through reinvestment of dividends and capital gain distributions. Existing investors may continue to exchange their Class B shares for the same share class of another MFS fund.

Purchases of Class R1 and Class R2 shares are closed to new eligible investors. Existing eligible investors can make additional purchases and reinvest distributions in Class R1 and Class R2 shares in any account open. Existing eligible investors may also exchange their Class R1 and Class R2 shares for the same share class of another MFS fund, open new Class R1 and Class R2 share accounts in other MFS funds, or transfer some or all of the shares in their account to another account and such account will be treated as an open account. Subject to the approval of the fund’s Board of Trustees, the fund may in the future (i) close purchases of Class R1 and/or Class R2 shares to existing eligible investors; (ii) terminate and liquidate Class R1 and/or Class R2 shares; or (iii) convert Class R1 and/or Class R2 shares to another share class of the fund. Such actions may be undertaken without shareholder approval, but the fund expects to provide shareholders with at least 60 days’ notice before taking any such action.

Taxes

If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains. However, if your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account unless such an account allows for tax-free withdrawals.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of the fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.